REVENUE AND COST OF SALES (Tables)	12 Months Ended
Dec. 31, 2020
Schedule of Revenue
	2020	2019	2018
Concentrate sales	$15,304	$31,417	$34,551
Provisional pricing adjustments	718	329	(435)
	$16,022	$31,746	$34,116

Schedule of Cost of Sales
	2020	2019	2018
Production costs	$11,443	$27,949	$24,619
Stand-by costs	2,394	-	-
Inventory net realizable adjustment	-	387	-
Depreciation and depletion	1,995	3,680	3,231
	$15,832	$32,016	$27,850